UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 5, 2005 (October 4, 2005)
Cole Credit Property Trust II, Inc.
(Exact Name of Registrant as Specified in Its Charter)
333-121094

Maryland (State or other jurisdiction of incorporation or organization)	(1933 Act) (Commission File Number)	20-1676382 (I.R.S. Employer Identification No.)
2555 East Camelback Road, Suite 400, Phoenix, Arizona
85016
(Address of principal executive offices)
(Zip Code)
(602) 778-8700
(Registrant’s telephone number, including area code)
None
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
      On October 4, 2005, Cole Credit Property Trust II, Inc.’s board of directors authorized distributions of $0.05 per share for stockholders of record on each of October 7, 2005, November 7, 2005 and December 7, 2005. The payment date for each of the distributions will be January 3, 2006. The monthly distributions are calculated to be equivalent to an annualized distribution of six percent (6%) per share, assuming a purchase price of $10.00 per share.
Item 9.01 Financial Statements and Exhibits.

(a)	Exhibits.

99.1	Press release dated October 5, 2005.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COLE CREDIT PROPERTY TRUST II, INC.
Dated: October 5, 2005	By:	/s/ Blair D. Koblenz Blair D. Koblenz Chief Financial Officer and Executive Vice President